UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2019
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.01    Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 1.02    Termination of a Material Definitive Agreement.
The information regarding the termination of the Bridge Facility reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
Amended and Restated Credit Facility
On April 11, 2019, Carter Validus Mission Critical REIT II, Inc. (the “Company”), along with Carter Validus Mission Critical REIT, Inc. (“REIT I”), Carter Validus Operating Partnership II, LP (“CVOP II”), Carter/Validus Operating Partnership, LP, the operating partnership of REIT I (“REIT I Operating Partnership”), and Lightning Merger Sub, LLC, a wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).
Subject to the terms and conditions of the Merger Agreement, including a majority vote of the REIT I stockholders, REIT I will merge with and into Merger Sub (the “REIT Merger”), with Merger Sub surviving the REIT Merger (the “Surviving Entity”), such that following the REIT Merger, the Surviving Entity will continue as a wholly-owned subsidiary of the Company. In accordance with the applicable provisions of the Maryland General Corporation Law, the separate existence of REIT I shall cease.
The combined company after the REIT Merger (the “Combined Company”) will retain the name “Carter Validus Mission Critical REIT II, Inc.”
On August 7, 2019, in anticipation of the REIT Merger, CVOP II, the Company, and certain of the Company’s subsidiaries amended certain agreements related to the Company’s credit facility (the “KeyBank Credit Facility”) pursuant to that certain Fourth Amended and Restated Credit Agreement (the "A&R Credit Agreement") to amend the borrower from CVOP II to the Company. As a result, CVOP II became a guarantor, and, upon consummation of the REIT Merger, REIT I Operating Partnership and Merger Sub, will also become guarantors under the A&R Credit Agreement. The A&R Credit Agreement increases the maximum commitments available under the KeyBank Credit Facility from $700,000,000 to an aggregate of up to $780,000,000, consisting of a $500,000,000 revolving line of credit, with a maturity date of April 27, 2022, subject to the Company's right to one, 12-month extension period, and a $280,000,000 term loan, with a maturity date of April 27, 2023. The annual interest rate under the A&R Credit Agreement is coterminous with the current credit facility.
In addition, the A&R Credit Agreement removes certain security language related to restrictions on indebtedness and restrictions on liens, amends the "Change of Control" language, as defined in the A&R Credit Agreement, adds certain language describing the process required to determine a replacement index in anticipation of the discontinuance of LIBOR rate loans; and allows the Company, upon consummation of the REIT Merger, to add certain, but not all, REIT I real estate properties to be included to the "Pool Properties," as defined in the A&R Credit Agreement.
The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value and debt service coverage ratios contained in the KeyBank Credit Facility agreement. The amount of credit available under the KeyBank Credit Facility will be a maximum principal amount of the value of the assets that are included in the pool availability. Except as set forth in this Current Report on Form 8-K, the material terms of the KeyBank Credit Facility remain unchanged from those reported in the Company’s Current Report on Form 8-K filed with the SEC on May 3, 2018, which is incorporated herein by reference.
The material terms of the A&R Credit Agreement is qualified in its entirety by the terms of the agreements attached hereto as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K, and are incorporated herein by reference.
As of August 9, 2019, CVOP II had a total pool availability under the KeyBank Credit Facility of $523,783,000 and an aggregate outstanding principal balance of $370,000,000. As of August 9, 2019, $153,783,000 remained to be drawn on the KeyBank Credit Facility.
Term Loan and Bridge Facility Termination
Simultaneously with the A&R Credit Agreement’s execution, on August 7, 2019, the Company and certain of the Company’s subsidiaries entered into the Senior Unsecured Term Loan Agreement (the “Term Loan”) with KeyBank National Association as Administrative Agent for the lenders for the maximum commitment available of up to $520,000,000 with a maturity date of December 31, 2024. Subject to certain conditions, the Term Loan can be increased to $600,000,000 any time before December 31, 2023. The Term Loan is pari passu with the A&R Credit Agreement. The Term Loan is anticipated to be funded upon the consummation of the REIT Merger, subject to the satisfaction of the Merger Effectiveness Conditions, as described in the Term Loan. In the event the REIT Merger is not consummated, the Company has the right to terminate entirely the commitments under the Term Loan, subject to certain provisions outlined in the Term Loan.
On April 11, 2019, in connection with the execution of the Merger Agreement, the Operating Partnership entered into a commitment letter to obtain a senior secured bridge facility (the “Bridge Facility”) in an amount of $475,000,000. Upon the closing of the Term Loan, on August 7, 2019, the Company terminated its Bridge Facility.
The material terms of the Senior Unsecured Term Loan Agreement are qualified in their entirety by the terms of the agreements attached hereto as Exhibits 10.5 through 10.8 to this Current Report on Form 8-K, and are incorporated herein by reference.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Forward-Looking Statements
This communication contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the risk that the proposed merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the stockholder approval with respect to REIT I or the failure to satisfy the other conditions to completion of the proposed merger; risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger; availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of REIT I or the Company; and other factors, including those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this communication, except as required by law.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

10.1
Fourth Amended and Restated Credit Facility Agreement, dated August 7, 2019 by and among Carter Validus Mission Critical REIT II, Inc, as Borrower, KeyBank National Association, the other lenders which are parties to this agreement and other lenders that may become parties to this agreement, Capital One, National Association, BBVA USA, an Alabama Banking Corporation f/k/a Compass Bank and Suntrust Bank, as Co-Syndication Agents and Keybanc Capital Markets, Inc., BBVA USA, an Alabama Banking Corporation, Capital One, National Association, and Suntrust Robinson Humphrey, Inc., as Joint Lead Arrangers and KeyBanc Capital Markets, Inc., as Sole Bookrunner and Fifth Third Bank and Hancock Bank, as Co-Documentation Agents.

10.2
Fourth Amended and Restated Contribution Agreement, dated August 7, 2019 by and among Carter Validus Mission Critical REIT II, Inc., the Borrower, Carter Validus Operating Partnership II, LP, Inc. and its Subsidiary Guarantors, collectively the Initial Guarantors, and each additional guarantor that may hereafter become a party to this agreement.

10.3
Fourth Amended and Restated Unconditional Guaranty of Payment and Performance, dated August 7, 2019, from Carter Validus Operating Partnership II, LP, et al for the benefit of KeyBank National Association.

10.4
Fourth Amended and Restated Subordination of Advisory Fees, dated August 7, 2019, by and among Carter Validus Mission Critical REIT II, Inc., the Borrower, Carter Validus Operating Partnership II, LP and KeyBank National Association, as Agent.

10.5
Term Loan Agreement, dated August 7, 2019 by and among Carter Validus Mission Critical REIT II, Inc., as Borrower, KeyBank National Association, the other lenders which are parties to this agreement and other lenders that may become parties to this agreement, KeyBank National Association, as Agent, BBVA USA, an Alabama Banking Corporation, BMO Capital Markets, Capital One, National Association and Suntrust Bank,, as Co-Syndication Agents and Keybanc Capital Markets, Inc., BMO Capital Markets, BBVA USA, an Alabama Banking Corporation, Capital One, National Association, and Suntrust Robinson Humphrey, Inc., as Joint Lead Arrangers and KeyBanc Capital Markets, Inc., as Sole Bookrunner and BMO Harris Bank, N.A. and Fifth Third Bank, as Co-Documentation Agents.

10.6
Contribution Agreement (Term Loan), dated August 7, 2019 by and among Carter Validus Mission Critical REIT II, Inc., the Borrower, Carter Validus Operating Partnership II, LP, Inc. and its Subsidiary Guarantors, collectively the Initial Guarantors, and each additional guarantor that may hereafter become a party to this agreement.

10.7	Unconditional Guaranty of Payment and Performance (Term Loan), dated August 7, 2019, from Carter Validus Operating Partnership II, LP, et al for the benefit of KeyBank National Association.
10.8
Subordination of Advisory Fees (Term Loan), dated August 7, 2019, by and among Carter Validus Mission Critical REIT II, Inc., the Borrower, Carter Validus Operating Partnership II, LP and KeyBank National Association, as Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: August 13, 2019	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer